October 25, 2013 1 United Stationers Inc. Earnings Presentation Third Quarter 2013 Exhibit 99.2

October 25, 2013 2
Forward Looking Statements and
Non-GAAP Measures
This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results or events and other statements that are not strictly historical in nature.  These statements are based on management’s current expectations, forecasts and assumptions.  This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here.  These risks and uncertainties include, but are not limited to the following:  prevailing economic conditions and changes affecting the business products industry and the general economy; United’s ability to effectively manage its operations and to implement growth, cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the risks inherent in continuing or increased customer concentration; United’s reliance on key suppliers and the supplier allowances and promotional incentives they offer; United’s reliance on independent resellers for a significant percentage of its net sales and, therefore, the importance of the continued independence, viability and success of these resellers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to
United’s customers; the impact of a loss of, or substantial decrease in, the availability of products or services from key vendors at competitive prices; United’s ability to maintain its existing information technology systems and the systems and eCommerce services that it provides to customers, and to successfully procure, develop and implement new systems and services without business disruption or other unanticipated difficulties or costs; the creditworthiness of United’s customers; United’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; United’s success in effectively identifying, consummating and integrating acquisitions; the risks and expense associated with United’s obligations to maintain the security of private information provided by United’s customers; the costs and risks related to compliance with laws, regulations and industry standards affecting United’s business; the availability of financing sources to meet United’s business needs; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions.
Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings.  The forward-looking information in this news release is made as of this date only, and the company does not undertake to update any forward-
looking statement.  Investors are advised to consult any further disclosure by United regarding the matters discussed in this release in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time.  It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.
* This is non-GAAP information.  A reconciliation of these items to the most comparable GAAP measures is presented on the company’s
Website (www.unitedstationers.com) under the Investor Information section.  Except as noted, all references within this presentation to financial results are presented in accordance with U.S. Generally Accepted Accounting Principles.
Certain prior-period amounts have been reclassified to conform to the current presentation.

October 25, 2013
Headlines For the Three Months Ended
September 30, 2013
Sales were up 2.1% to $1.3 billion compared with Q3 2012, after adjusting for one more work day in the current quarter.
Earnings per diluted share were $1.01, up 11% compared with Q3 2012
EPS of $0.91.
Gross margin of $203.7 million, or 15.2% of sales, was down from
$203.8 million, or 15.8% of sales, in the prior-year quarter.
Operating expenses in Q3 2013 were $136.3 million, or 10.2% of sales, compared with $140.1 million, or 10.9% of sales, in Q3 2012.
Operating income was up 6% to $67.4 million, or 5.0% of sales, compared to $63.6 million, or 4.9% of sales, in the prior-year quarter.
Net income in the current quarter was $40.5 million, up 10% compared with
$36.8 million in Q3 2012.
3

$ thousands (except EPS)	$ QTD Q3 2013	% to Sales QTD Q3 2013	$ QTD Q3 2012	% to Sales QTD Q3 2012	$ change Fav (Unfav)	% change Fav (Unfav)	% to sales change Fav (Unfav) basis points
Net Sales	$ 1,336,676		$ 1,288,675		$ 48,001	3.7%	
Workday Adjusted Sales Growth						2.1%	
Gross Margin	203,661	15.23%	203,758	15.81%	(97)	(0.0%)	(58)
Operating Expense	136,265	10.19%	140,117	10.87%	3,852	2.7%	68
Operating Income	67,396	5.04%	63,641	4.94%	3,755	5.9%	10
Interest & Other	2,734		4,708		1,974		
Taxes	24,161		22,169		(1,992)		
Net Income	$ 40,501		$ 36,764		$ 3,737		
Diluted Shares (000s)	40,031		40,530		499	1.2%	
Diluted EPS	$ 1.01		$ 0.91		$ 0.10	11.0%

October 25, 2013 4 Consolidated Statement of Income For the Three Months Ended September 30, 2013 and 2012

October 25, 2013
Headlines For the Nine Months Ended September 30, 2013
Sales were $3.9 billion, up slightly compared with the prior-year period.
Adjusted earnings per diluted share increased 20.9% to $2.43*, compared with an adjusted YTD September 2012 EPS of $2.01*.
Gross margin rate of 15.4% was up from 14.9% last year.
Adjusted operating expenses YTD September 2013 were $428.1 million*, or
11.1%* of sales, compared with an adjusted $421.1 million*, or 11.0%* of sales, in the prior-year period.
Adjusted operating income was $166.0 million*, or 4.3%* of sales, up from an adjusted $151.8 million*, or 4.0%* of sales, in the prior-year period.
Adjusted net income was $98.0 million*, compared with an adjusted $82.8 million* in the same period last year.
Net cash provided by operating activities was $79.4 million versus $155.7 million in the prior-year period.
During the year, the Company repurchased 1.3 million shares for $47.0 million and paid cash dividends of $16.8 million to common shareholders.
5

October 25, 2013
Consolidated Statement of Income
For the Nine Months Ended September 30, 2013 and 2012
6
% to sales change
$ % to Sales $ % to Sales $ change % change Fav (Unfav)
$ thousands (except EPS) YTD Q3 2013 YTD Q3 2013 YTD Q3 2012 YTD Q3 2012 Fav (Unfav) Fav (Unfav) basis points
Net Sales 3,861,655 $   3,836,032 $   25,623 $       0.7%
Gross Margin 594,122         15.39% 572,946         14.94% 21,176          3.7% 45
Operating Expense 442,558         11.46% 427,389         11.14% (15,169)         (3.5%) (32)
Operating Income 151,564         3.93% 145,557         3.80% 6,007           4.1% 13
Interest & Other 8,703            18,944          10,241
Taxes 53,816          47,708          (6,108)
Net Income 89,045 $        78,905 $        10,140 $
Diluted Shares (000s) 40,331          41,229          898              2.2%
Diluted EPS 2.21 $           1.91 $           0.30 $          15.7%
Adjusted to exclude non-operating items *
Adjusted Operating Expense 428,126 $      11.09% 421,142 $      10.98% (6,984) $        (1.7%) (11)
Adjusted Operating Income 165,996         4.30% 151,804         3.96% 14,192          9.3% 34
Adjusted Net Income 97,993          82,778          15,215          18.4%
Adjusted Diluted EPS 2.43 $           2.01 $           0.42 $          20.9%

October 25, 2013 7
Sales by Product Category – Q3 2013
Sales Sales Sales Sales Sales
growth (decline) growth (decline) growth (decline) growth (decline) growth (decline)
Q3 2013 Q2 2013 Q1 2013 Q4 2012 Q3 2012
Category vs Q3 2012 vs Q2 2012 vs Q1 2012 vs Q4 2011 vs Q3 2011
Technology (1.6%) (6.3%) (5.9%) (0.1%) (4.5%)
Office Products (3.3%) (4.0%) (6.5%) 1.2% 1.2%
Janitorial/
Breakroom 3.8% 2.6% 3.0% 1.9% 2.3%
Industrial 30.4% 31.5% 35.7% 30.3% 7.0%
Furniture (2.8%) (5.0%) (3.1%) 3.9% (2.9%)
Technology
29%
Office Products
27%
Janitorial/
Breakroom
27%
Furniture
7%
Industrial
10%
Q3 2013
Sales Mix

Q3 2013
Nationals
11%
Independent
& Other
89%

Channel	Sales growth (decline) Q3 2013 vs Q3 2012	Sales growth (decline) Q2 2013 vs Q2 2012	Sales growth (decline) Q1 2013 vs Q1 2012	Sales growth (decline) Q4 2012 vs Q4 2011	Sales growth (decline) Q3 2012 vs Q3 2011
Independent & Other	2.8%	0.0%	0.1%	3.8%	1.0%
Nationals	(3.3%)	(0.9%)	(1.3%)	1.9%	(7.4%)

October 25, 2013 8 Sales by Channel – Q3 2013

dollars in millions

$200.0
$175.0
$150.0
$125.0
$100.0
20.0%
17.5%
15.0%
12.5%
10.0%

	Q3 12	Q4 12	Q1 13	Q2 13	Q3 13
Dollars	$203.8	$201.7	$188.5	$201.9	$203.7
Rate	15.8%	16.2%	15.1%	15.8%	15.2%

October 25, 2013 9 Gross Margin

dollars in millions

$150.0
$125.0
$100.0
15.0%
12.5%
10.0%
7.5%

	Q3 12	Q4 12	Q1 13 *	Q2 13	Q3 13
Dollars	$140.1	$146.3	$148.9	$143.0	$136.3
Rate	10.9%	11.8%	11.9%	11.2%	10.2%

October 25, 2013 10 Adjusted Operating Expense*

dollars in millions

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
6.0%
5.0%
4.0%
3.0%
2.0%

	Q3 12	Q4 12	Q1 13 *	Q2 13	Q3 13
Dollars	$63.6	$55.4	$39.7	$58.9	$67.4
Rate	4.9%	4.4%	3.2%	4.6%	5.0%

October 25, 2013 11 Adjusted Operating Income*

shares in millions

$1.00
$0.80
$0.60
$0.40
$0.20
$-

	Q3 12	Q4 12	Q1 13 *	Q2 13	Q3 13
EPS	$0.91	$0.81	$0.56	$0.86	$1.01
Diluted Shares	40.530	40.406	40.628	40.328	40.031

October 25, 2013 12 Adjusted Earnings per Share*

October 25, 2013 13
Working Capital Summary
$ Millions 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013
Accounts Receivable 642.0 $         655.0 $         669.0 $         658.8 $            632.2 $            662.2 $            695.0 $
Inventories (LIFO) 672.3            692.9            643.6            767.2               726.2               732.2               722.8
Accounts Payable 433.7            446.6            443.0            495.3               431.9               475.2               469.9
Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13
Net Trade A/R DSO 40                  40                  40                  40                    39                    39                    39
Inventory Turns 6.2                 6.4                 6.5                 5.9                   5.7                   5.9                   6.2
A/P as % Inventory (LIFO) 65% 64% 69% 65% 59% 65% 65%
A/P as % Inventory (FIFO) 56% 56% 59% 57% 52% 56% 56%

October 25, 2013 14
Cash Flows
QTD QTD QTD QTD 2012 QTD QTD QTD 2013
$ Millions Q1 12 Q2 12 Q3 12 Q4 12 YTD Q1 13 Q2 13 Q3 13 YTD
Net Income 15.1 $          27.0 $          36.8 $          32.9 $          111.8 $        13.8 $          34.7 $          40.5 $          89.0 $
Depreciation & Amortization 8.8 9.0 9.2 10.1 37.1 9.7 10.1 10.1 29.9
Share-based compensation 1.9 1.3 2.0 3.5 8.7 2.4 3.1 2.0 7.5
Change in Accounts Receivable 17.6 (13.2) (13.7) 31.1 21.8 26.3 (30.3) (32.9) (36.9)
Change in Inventory 70.0 (21.1) 49.7 (88.2) 10.4 40.8 (9.2) 9.3 40.9
Change in Accounts Payable (65.3) 12.8 (3.5) 40.3 (15.7) (63.2) 43.1 (5.4) (25.5)
Change in Other Working Capital (2.4) 5.4 19.4 (0.5) 21.9 (30.6) 11.8 13.7 (5.1)
Change in Working Capital 19.9 (16.1) 51.9 (17.3) 38.4 (26.7) 15.4 (15.3) (26.6) $
Other (17.8) (0.8) 7.5 4.9 (6.2) (12.6) (4.6) (3.2) (20.4)
Cash provided by operating activities 27.9 20.4 107.4 34.1 189.8 (13.4) 58.7 34.1 79.4
Capital Expenditures (4.5) (5.8) (10.0) (12.5) (32.8) (9.1) (7.9) (5.8) (22.8)
Proceeds from disposition of fixed assets 0.1 0.0 0.1 0.6 0.8 0.1 3.4 - 3.5
Net cash used for capital expenditures * (4.4) (5.8) (9.9) (11.9) (32.0) (9.0) (4.5) (5.8) (19.3)
Free Cash Flow * 23.5 $          14.6 $          97.5 $          22.2 $          157.8 $        (22.4) $         54.2 $          28.3 $          60.1 $

October 25, 2013 15
Debt and Capitalization
$ Millions 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013
Debt 512.2 $     527.1 $     455.0 $     524.4 $     537.0 $     518.5 $     507.5 $
Equity 682.6 689.2 710.8 738.1 755.1 760.5 796.2
Total capitalization 1,194.8 $   1,216.3 $   1,165.8 $   1,262.5 $   1,292.1 $   1,279.0 $   1,303.7 $
Debt-to-total capitalization 42.9% 43.3% 39.0% 41.5% 41.6% 40.5% 38.9%